Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

Leuthold FUNDS, INC.

Supplement dated November 8, 2010 to

Leuthold Undervalued & Unloved Fund Prospectus dated January 31, 2010

This supplement adds certain information to your Prospectus dated January 31, 2010.  Please read it carefully and keep it with your Prospectus for future reference.

Important Information about the Leuthold Undervalued & Unloved Fund

Fund Termination and Liquidation

The Board of Directors of the Leuthold Undervalued & Unloved Fund has determined that it is in the best interests of the shareholders of the Fund to liquidate the Fund.  During the liquidation process, the Fund will not be able to achieve its investment objective of long-term capital appreciation and dividend income.

The Leuthold Undervalued & Unloved Fund will be liquidated using the following process:

•	Purchases or exchanges into the Fund will be stopped after close of business November 8, 2010.
•	Securities held in the Fund will begin to be sold November 9, 2010.
•	A distribution of any applicable dividends and capital gains will be made to shareholders with a record date of November 16, 2010, and a payable date of November 17, 2010.
•	Sales or exchanges out of the Fund will be stopped after close of business December 17, 2010.
•	The holdings of any remaining shareholders in the Fund will be distributed on December 20, 2010.

The liquidation of the Leuthold Undervalued & Unloved Fund, like any redemption or exchange of Fund shares, will constitute a sale upon which a gain or loss may be recognized for federal income tax purposes depending upon the type of account and the adjusted cost basis of the investor’s shares.  IRA shareholders should refer to their IRA disclosure statement for information as to the tax consequences of the liquidation for them.

Exchanging Shares of Leuthold Undervalued & Unloved Fund

In light of the decision of the Board of Directors to liquidate the Leuthold Undervalued & Unloved Fund, shareholders will probably want to exchange or redeem their shares as soon as practicable.  Shareholders of the Fund may exchange their shares into another one of the Leuthold Funds at their relative net asset values.  For more details on these funds, you should review the prospectus, which is available on the Leuthold Funds’ website at www.leutholdfunds.com, or by calling (800) 273-6886.  The Leuthold Funds consist of the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Leuthold Global Industries Fund.

The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

For Additional Information

You may call (800) 273-6886 with questions or for additional information.

Investment return and principal will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost.  It is possible to lose money on an investment in the Leuthold Funds.  Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the applicable Leuthold Fund and should read the prospectus carefully, which contains this and other information.  The prospectuses for the Leuthold Funds are available on the Leuthold Funds’ website at www.leutholdfunds.com, or you can get one by calling (800) 273-6886.